UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2022

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.
4851 Tamiami Trail N, Suite 200
Naples, FL 34103
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2022, Robert Dickey IV was appointed as the Chief Financial Officer (“CFO”) of the Company, to serve on an interim basis, effective September 9, 2022.

Robert Dickey IV, age 66, has served as Managing Director at Foresite Advisors since March 2020 and was previously a Managing Director at Danforth Advisors from August 2018 to March 2020. Foresite Advisors provides finance support and strategy for life science companies, including CFO advisory, financial analysis, and transactional support/execution for fundraising and M&A. Mr. Dickey has served on the board of directors of Angiogenex, Inc., a publicly traded biopharmaceutical company, since 2020 and SFA Therapeutics, a privately held company developing microbiome-derived therapies, since 2022. He has been on the leadership team of Cell One Partners, a strategic consulting services company focused on cell and gene therapy since 2018 and BCI LifeSciences, an advisory firm affiliated with a broker-dealer, since 2021. Mr. Dickey served as a member on the board of directors and audit committee chair at Emmaus Life Sciences, Inc., a publicly traded biopharmaceutical company, from 2018 to 2022 and as a member on the board of directors of Sanuthera, Inc., a privately held medical device company, from 2013 to 2017. Previously, he was employed as CFO of Motif Bio Plc., a NASDAQ and London AIM exchange-listed antibiotics company, from January 2017 to February 2018. He also was previously employed with several other biotechnology companies, including as the CFO of Tyme Technologies, Inc. from May 2015 to January 2017, the CFO of NeoStem, Inc. from August 2013 to January 2015 and the Senior Vice President of Hemispherx Biopharma, Inc. from November 2008 to August 2013. Prior to that time, among other things, Mr. Dickey served as a Managing Director at Legg Mason Wood Walker, Inc., Senior Vice President at Lehman Brothers and Co-Founder/Partner at The Middle Market Group, an affiliate of Lehman Brothers. He received his undergraduate degree from Princeton University and an M.B.A. from The Wharton School of the University of Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2022	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker
Chief Executive Officer